UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2025

J.JILL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38026	45-1459825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Batterymarch Park

Quincy, MA 02169

(Address of principal executive offices) (Zip Code)

(617) 376-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	JILL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2025, the Board of Directors (the “Board”) of J.Jill, Inc. (the “Company”) approved, subject to stockholder approval, an amendment and restatement of the J.Jill, Inc. Amended and Restated 2017 Omnibus Equity Incentive Plan (the “A&R 2017 Plan”). As described below, the Company’s stockholders approved the A&R 2017 Plan at the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”).

A summary of the material terms of the A&R 2017 Plan is set forth under Proposal Three of the Company’s Definitive Proxy Statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 9, 2025. That summary of the A&R 2017 Plan is qualified in its entirety by reference to the full text of the A&R 2017 Plan, which is attached hereto as Exhibit 10.1 and also incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 3, 2025, J.Jill, Inc. (the “Company”) held its 2025 virtual Annual Meeting. At the Annual Meeting, the Company’s stockholders: (i) elected three Class II director nominees, one Class I director nominee and one Class III director nominee; (ii) ratified the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the current fiscal year ending January 31, 2026; (iii) approved the A&R 2017 Plan; and (iv) approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on April 9, 2025. A description of each proposal voted on at the Annual Meeting, and the voting results for each such proposal, are set forth below.

1. The proposal to elect (a) three directors to the Company’s Board to serve as Class II directors for a term of three years expiring at the Company’s annual meeting of stockholders to be held in 2028; (b) one director to the Company’s Board to serve as a Class I director for a term of two years expiring at the Company’s annual meeting of stockholders to be held in 2027; and (c) one director to the Company’s Board to serve as a Class III director for a term of one year expiring at the Company’s annual meeting of stockholders to be held in 2026, until each such director’s successor has been duly elected and qualified, was approved by the votes set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael Eck - Class II Director	11,787,743	457,269	1,070,737
Shelley Milano - Class II Director	9,630,573	2,614,439	1,070,737
Michael Recht - Class II Director	9,651,847	2,593,165	1,070,737
Courtnee Chun - Class I Director	12,045,357	199,655	1,070,737
Mary Ellen Coyne - Class III Director	12,051,329	193,683	1,070,737

2. The appointment of Grant Thornton as the Company’s independent registered public accounting firm for the current fiscal year ending January 31, 2026 was ratified by the votes set forth below:

For	Against	Abstentions
13,312,498	1,758	1,493

3. The A&R 2017 Plan was approved by the votes set forth below:

For	Against	Abstentions	Broker Non-Votes
12,181,323	58,391	5,298	1,070,737

4. The compensation of the Company’s named executive officers, on an advisory basis, was approved by the votes set forth below:

For	Against	Abstentions	Broker Non-Votes
12,093,874	145,686	5,452	1,070,737

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	J.Jill, Inc. Amended and Restated 2017 Omnibus Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2025	J.JILL, INC.

	By:	/s/ Kathleen B. Stevens
	Name:	Kathleen B. Stevens
	Title:	Senior Vice President, General Counsel, Secretary and ESG